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                                                                    EXHIBIT 99.5


                                   SCHEDULE I

PART A

         The following documents relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N9630A (hereinafter referred to as "N9630A") have been provided in this filing: (a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American Airlines, Inc. ("American"), Thayer Leasing Company-1 (the "Owner Participant"), Wells Fargo Bank Northwest, National Association, as owner trustee (the "Owner Trustee"), Wilmington Trust Company, as indenture trustee (the "Indenture Trustee"), State Street Bank and Trust Company of Connecticut, National Association, as loan trustee (the "Loan Trustee"), as trustee under each of the Pass Through Trust Agreements (the "Pass Through Trustee"), and as subordination agent (the "Subordination Agent"), and Boeing Nevada, Inc., as original loan participant (the "Original Loan Participant"); (b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee;
(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee; (d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American; and (e) Form of Series 2001-1 Equipment Notes.

         The corresponding documents listed below are substantially identical in all material respects to the documents relating to N9630A, with the following exceptions: (1) conforming changes have been made to reflect the appropriate United States registration number of each aircraft (i.e., N9615W, N9616G, N9617R, etc.) and the appropriate manufacturer's serial number of each aircraft;
(2) the description and original principal amounts of the equipment notes set forth on Schedule I to each Amended and Restated Participation Agreement and on
Schedule II to each Amended and Restated Trust Indenture and Security Agreement differ; (3) the Basic Rent amounts set forth on Schedule B-1 of each Amended and Restated Lease Agreement differ; and (4) the definitions of "FAA Bill of Sale" and "Warranty Bill of Sale" set forth in Annex A to each Amended and Restated Participation Agreement, each Amended and Restated Trust Indenture and Security Agreement, and each Amended and Restated Lease Agreement differ.

(1)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N9615W ("N9615W").

(1)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N9615W.

(1)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N9615W.



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(1)(d)   Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N9615W.

(1)(e)   Form of Series 2001-1 Equipment Notes relating to N9615W.

(2)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N9616G ("N9616G")

(2)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N9616G.

(2)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N9616G.

(2)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N9616G.

(2)(e)   Form of Series 2001-1 Equipment Notes relating to N9616G.

(3)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N9617R ("N9617R")

(3)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N9617R.

(3)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N9617R.

(3)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N9617R.

(3)(e)   Form of Series 2001-1 Equipment Notes relating to N9617R.

(4)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan



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         Trustee, the Pass Through Trustee, the Subordination Agent, and the
         Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N9618A ("N9618A")

(4)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N9618A.

(4)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N9618A.

(4)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N9618A.

(4)(e)   Form of Series 2001-1 Equipment Notes relating to N9618A.

(5)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N9619V ("N9619V")

(5)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N9619V.

(5)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N9619V.

(5)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N9619V.

(5)(e)   Form of Series 2001-1 Equipment Notes relating to N9619V.

(6)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N9620D ("N9620D")

(6)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N9620D.

(6)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N9620D.



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(6)(d)   Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N9620D.

(6)(e)   Form of Series 2001-1 Equipment Notes relating to N9620D.

(7)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N9622A ("N9622A")

(7)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N9622A.

(7)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N9622A.

(7)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N9622A.

(7)(e)   Form of Series 2001-1 Equipment Notes relating to N9622A.

(8)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N9624T ("N9624T")

(8)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N9624T.

(8)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N9624T.

(8)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N9624T.

(8)(e)   Form of Series 2001-1 Equipment Notes relating to N9624T.

(9)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan



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         Trustee, the Pass Through Trustee, the Subordination Agent, and the
         Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N9625W ("N9625W")

(9)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N9625W.

(9)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N9625W.

(9)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N9625W.

(9)(e)   Form of Series 2001-1 Equipment Notes relating to N9625W.

(10)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N9626F ("N9626F")

(10)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N9626F.

(10)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N9626F.

(10)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N9626F.

(10)(e)  Form of Series 2001-1 Equipment Notes relating to N9626F.

(11)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N9628W ("N9628W")

(11)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N9628W.

(11)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N9628W.



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(11)(d)  Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N9628W.

(11)(e)  Form of Series 2001-1 Equipment Notes relating to N9628W.

(12)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N9629H ("N9629H")

(12)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N9629H.

(12)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N9629H.

(12)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N9629H.

(12)(e)  Form of Series 2001-1 Equipment Notes relating to N9629H.

(13)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N961TW ("N961TW")

(13)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N961TW.

(13)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N961TW.

(13)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N961TW.

(13)(e)  Form of Series 2001-1 Equipment Notes relating to N961TW.

(14)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N962TW ("N962TW")



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(14)(b)  Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N962TW.

(14)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N962TW.

(14)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N962TW.

(14)(e)  Form of Series 2001-1 Equipment Notes relating to N962TW.

(15)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N963TW ("N963TW")

(15)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N963TW.

(15)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N963TW.

(15)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N963TW.

(15)(e)  Form of Series 2001-1 Equipment Notes relating to N963TW.

(16)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N964TW ("N964TW")

(16)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N964TW.

(16)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N964TW.

(16)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N964TW.



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(16)(e)  Form of Series 2001-1 Equipment Notes relating to N964TW.

(17)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N965TW ("N965TW")

(17)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N965TW.

(17)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N965TW.

(17)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N965TW.

(17)(e)  Form of Series 2001-1 Equipment Notes relating to N965TW.

(18)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N966TW ("N966TW")

(18)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N966TW.

(18)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N966TW

(18)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N966TW.

(18)(e)  Form of Series 2001-1 Equipment Notes relating to N966TW.

(19)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N967TW ("N967TW")



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(19)(b)  Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N967TW.

(19)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N967TW.

(19)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N967TW.

(19)(e)  Form of Series 2001-1 Equipment Notes relating to N967TW.

(20)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N968TW ("N968TW")

(20)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N968TW.

(20)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N968TW.

(20)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N968TW.

(20)(e)  Form of Series 2001-1 Equipment Notes relating to N968TW.

(21)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N969TW ("N969TW")

(21)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N969TW.

(21)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N969TW.

(21)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N969TW.



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(21)(e)  Form of Series 2001-1 Equipment Notes relating to N969TW.

(22)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N970TW ("N970TW")

(22)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N970TW.

(22)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N970TW.

(22)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N970TW.

(22)(e)  Form of Series 2001-1 Equipment Notes relating to N970TW.

(23)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N971TW ("N971TW")

(23)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N971TW.

(23)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N971TW.

(23)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N971TW.

(23)(e)  Form of Series 2001-1 Equipment Notes relating to N971TW.

(24)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N972TW ("N972TW")

(24)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N972TW.

(24)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N972TW.

(24)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N972TW.

(24)(e)  Form of Series 2001-1 Equipment Notes relating to N972TW.

(25)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N9677W ("N9677W")

(25)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N9677W.

(25)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N9677W.

(25)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N9677W.

(25)(e)  Form of Series 2001-1 Equipment Notes relating to N9677W.

(26)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N979TW ("N979TW")

(26)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N979TW.

(26)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N979TW.

(26)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N979TW.

(26)(e)  Form of Series 2001-1 Equipment Notes relating to N979TW.

(27)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N980TW ("N980TW")

(27)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N980TW.

(27)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N980TW.

(27)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N980TW.

(27)(e)  Form of Series 2001-1 Equipment Notes relating to N980TW.

(28)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N9681B ("N9681B")

(28)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N9681B.

(28)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N9681B.

(28)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N9681B.

(28)(e)  Form of Series 2001-1 Equipment Notes relating to N9681B.

(29)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N982TW ("N982TW")

(29)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N982TW.

(29)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N982TW.

(29)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N982TW.

(29)(e)  Form of Series 2001-1 Equipment Notes relating to N982TW.

(30)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N983TW ("N983TW")

(30)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N983TW.

(30)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N983TW.

(30)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N983TW.

(30)(e)  Form of Series 2001-1 Equipment Notes relating to N983TW.

(31)(a) Amended and Restated Participation Agreement, dated as of May 24, 2001, among American, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee, the Subordination Agent, and the Original Loan Participant, relating to one McDonnell Douglas MD-83 aircraft bearing United States registration number N984TW ("N984TW")

(31)(b) Amended and Restated Trust Agreement, dated as of May 24, 2001, between the Owner Participant and the Owner Trustee, relating to N984TW.

(31)(c) Amended and Restated Trust Indenture and Security Agreement, dated as of May 24, 2001, between the Owner Trustee and the Loan Trustee, relating to N984TW.

(31)(d) Amended and Restated Lease Agreement, dated as of May 24, 2001, between the Owner Trustee and American, relating to N984TW.

(31)(e)  Form of Series 2001-1 Equipment Notes relating to N984TW.

PART B

         The following documents relating to one Boeing 777-223ER aircraft bearing United States registration number N788AN (hereinafter referred to as "N788AN") have been provided in this filing: (a) Participation Agreement, dated as of May 24, 2001, among American Airlines, Inc. ("American"), State Street Bank and Trust Company of Connecticut, National Association, as trustee under each of the Pass Through Trust Agreements (the "Pass Through Trustee"), State Street Bank and Trust Company of Connecticut, National Association, as subordination agent (the "Subordination Agent"), as loan trustee (the "Loan Trustee"), and in its individual capacity as set forth therein ("State Street");
(b) Indenture and Security Agreement, dated as of May 24, 2001, between American and the Loan Trustee; and (c) Form of Series 2001-1 Equipment Notes.

         The corresponding documents listed below are substantially identical in all material respects to the documents relating to N788AN, with the following exceptions: (1) conforming changes have been made to reflect the appropriate United States registration number of each aircraft (i.e., N789AN, N790AN, N791AN, etc.), the appropriate model of each aircraft (i.e., 777-223ER, 737-823) and the appropriate manufacturer's serial number of each aircraft; (2) the description and original principal amounts of the equipment notes set forth on
Schedule II to each Participation Agreement and Schedule I to each Indenture and Security Agreement differ; (3) the dollar amount set forth in Exhibit C to each Indenture and Security Agreement differs according to the model of each aircraft, (4) conforming changes have been made to reflect the appropriate engines relating to each aircraft (i.e., Rolls-Royce, Ltd. RB211-Trent 892-17, CFM International, Inc. CFM56-7B); and (5) the definitions of "FAA Bill of Sale" and "Warranty Bill of Sale" set forth in Annex A to each Participation Agreement and Indenture and Security Agreement differ.

(1)(a) Participation Agreement, dated as of May 24, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 777-223ER aircraft bearing United States registration number N789AN ("N789AN").

(1)(b) Indenture and Security Agreement, dated as of May 24, 2001, between American and the Loan Trustee, relating to N789AN.

(1)(c)   Form of Series 2001-1 Equipment Notes relating to N789AN.

(2)(a) Participation Agreement, dated as of May 24, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 777-223ER aircraft bearing United States registration number N790AN ("N790AN").

(2)(b) Indenture and Security Agreement, dated as of May 24, 2001, between American and the Loan Trustee, relating to N790AN.

(2)(c)   Form of Series 2001-1 Equipment Notes relating to N790AN.

(3)(a) Participation Agreement, dated as of May 24, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 777-223ER aircraft bearing United States registration number N791AN ("N791AN").

(3)(b) Indenture and Security Agreement, dated as of May 24, 2001, between American and the Loan Trustee, relating to N791AN.

(3)(c)   Form of Series 2001-1 Equipment Notes relating to N791AN.

(4)(a) Participation Agreement, dated as of May 24, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 737-823 aircraft bearing United States registration number N937AN ("N937AN").

(4)(b) Indenture and Security Agreement, dated as of May 24, 2001, between American and the Loan Trustee, relating to N937AN.

(4)(c)   Form of Series 2001-1 Equipment Notes relating to N937AN.

(5)(a) Participation Agreement, dated as of May 24, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 737-823 aircraft bearing United States registration number N944AN ("N944AN").

(5)(b) Indenture and Security Agreement, dated as of May 24, 2001, between American and the Loan Trustee, relating to N944AN.

(5)(c)   Form of Series 2001-1 Equipment Notes relating to N944AN.

(6)(a) Participation Agreement, dated as of May 24, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 737-823 aircraft bearing United States registration number N945AN ("N945AN").

(6)(b) Indenture and Security Agreement, dated as of May 24, 2001, between American and the Loan Trustee, relating to N945AN.

(6)(c)   Form of Series 2001-1 Equipment Notes relating to N945AN.

(7)(a) Participation Agreement, dated as of May 24, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 737-823 aircraft bearing United States registration number N946AN ("N946AN").

(7)(b) Indenture and Security Agreement, dated as of May 24, 2001, between American and the Loan Trustee, relating to N946AN.

(7)(c)   Form of Series 2001-1 Equipment Notes relating to N946AN.

(8)(a) Participation Agreement, dated as of May 24, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 737-823 aircraft bearing United States registration number N952AA ("N952AA").

(8)(b) Indenture and Security Agreement, dated as of May 24, 2001, between American and the Loan Trustee, relating to N952AA.

(8)(c)   Form of Series 2001-1 Equipment Notes relating to N952AA.

(9)(a) Participation Agreement, dated as of May 24, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 737-823 aircraft bearing United States registration number N953AN ("N953AN").

(9)(b) Indenture and Security Agreement, dated as of May 24, 2001, between American and the Loan Trustee, relating to N953AN.

(9)(c)   Form of Series 2001-1 Equipment Notes relating to N953AN.

(10)(a) Participation Agreement, dated as of May 24, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 737-823 aircraft bearing United States registration number N954AN ("N954AN").

(10)(b) Indenture and Security Agreement, dated as of May 24, 2001, between American and the Loan Trustee, relating to N954AN.

(10)(c)  Form of Series 2001-1 Equipment Notes relating to N954AN.

(11)(a) Participation Agreement, dated as of May 24, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 737-823 aircraft bearing United States registration number N955AN ("N955AN").

(11)(b) Indenture and Security Agreement, dated as of May 24, 2001, between American and the Loan Trustee, relating to N955AN.

(11)(c)  Form of Series 2001-1 Equipment Notes relating to N955AN.

(12)(a) Participation Agreement, dated as of May 24, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 737-823 aircraft bearing United States registration number N956AN ("N956AN").

(12)(b) Indenture and Security Agreement, dated as of May 24, 2001, between American and the Loan Trustee, relating to N956AN.

(12)(c)  Form of Series 2001-1 Equipment Notes relating to N956AN.

(13)(a) Participation Agreement, dated as of May 24, 2001, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 737-823 aircraft bearing United States registration number N957AN ("N957AN").

(13)(b) Indenture and Security Agreement, dated as of May 24, 2001, between American and the Loan Trustee, relating to N957AN.

(13)(c)  Form of Series 2001-1 Equipment Notes relating to N957AN.